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                                AMENDMENT NO. 2
                                       TO
                              EMPLOYMENT AGREEMENT

         Amendment No. 2 dated as of April 1, 1998 to Employment Agreement, dated as of September 11, 1994 as amended by Amendment No. 1 dated March 8, 1995 (the "Employment Agreement") between Family Golf Centers, Inc., a Delaware corporation with offices at 538 Broadhollow Road, Melville, New York 11747 (the "Company"), and Krishnan Thampi (the "Employee").

         The Company and the Employee desire to amend the Employment Agreement in certain respects as hereinafter set forth, on terms and conditions hereinafter set forth. Accordingly, the Company and the Employee hereby agree as follows:

         1. Definitions. All capitalized terms used herein which are defined in the Employment Agreement and not otherwise defined herein are used herein as defined therein.

         2. Term. Section 1 of the Employment Agreement is hereby amended to read in its entirety as follows:

              1. TERM. The Company desires to engage Employee, and Employee agrees to serve, on the terms and conditions of this Agreement for a period commencing on the date hereof, and ending December 31, 2001, or such shorter period as may be provided herein. The period during which Employee is employed hereunder is hereafter referred to as the "Employment Period".

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         3. Compensation.

         (a) Section 3(a)(5) of the Employment Agreement is hereby amended to read in its entirety as follows:

              (5) $150,000 during the year commencing January 1, 1998 and ending December 31, 1998;

         (b) Sections 3(a)(6) of the Employment Agreement is hereby amended to read in its entirety as follows:

              (6) $ 165,000 during the year commencing January 1, 1999 and ending December 31, 1999;

(c) The following clauses shall be added to the end of Section 3(a):

              (7) $ 180,000 during the year commencing January 1, 2000 and ending December 31, 2000.

              (8) $ 195,000 during the year commencing January 1, 2001 and ending December 31, 2001.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the day of the first year written above.

                                            FAMILY GOLF CENTERS, INC.

                                            By: /s/ Dominic Chang
                                               --------------------------------
                                               Name:  Dominic Chang
                                               Title: Chief Executive Officer

                                            /s/ Krishnan P. Thampi
                                            -----------------------------------
                                            KRISHNAN P. THAMPI